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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 11, 2007

                              PROFILE BANCORP, INC.
             (Exact name of registrant as specified in its charter)

       UNITED STATES                    333-146071       TO BE APPLIED FOR
       -------------                    ----------       -----------------
(State or other jurisdiction of        (Commission       (IRS Employer
incorporation)                         File Number)      Identification No.)

45 WAKEFIELD STREET, ROCHESTER, NEW HAMPSHIRE            03867
---------------------------------------------            -------
 (Address of principal executive offices)                (Zip Code)

                                 (603) 332-2610
                                 --------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01       OTHER EVENTS
                ------------

         On December 11, 2007, Profile Bancorp, Inc. (the "Company"), the holding company for Profile Bank, FSB, announced that it had completed its subscription offering to depositors and eligible borrowers at 12:00 Noon on December 7, 2007, and that it has extended the community offering. The Company also announced that it has increased the individual and overall purchase limitations. For more information, reference is made to the Company's press release dated December 11, 2007, a copy of which is attached to this Report as
Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS
                ---------------------------------


         (d)    Exhibits

                NUMBER          DESCRIPTION

                99.1            Press Release dated December 11, 2007



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       PROFILE BANCORP, INC.


Date:  December 12, 2007               By: /s/ Kenneth A. Wilman, Jr.
                                           -------------------------------------
                                           Kenneth A. Wilman, Jr.
                                           President and Chief Executive Officer